Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2014.

/s/ George W. Carter
George W. Carter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of September, 2014.

/s/ Gary M. Cates
Gary M. Cates

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of September, 2014.

/s/ Robert A. Fawcett, Jr.
Robert A. Fawcett, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2014.

/s/ Gaylyn J. Finn
Gaylyn J. Finn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of September, 2014.

/s/ Richard L. Hardgrove
Richard L. Hardgrove

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of September, 2014.

/s/ Rita Kissner
Rita Kissner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2014.

/s/ William G. Martin
William G. Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of SB Financial Group, Inc., an Ohio corporation (the “Corporation”), does hereby constitute and appoint Mark A. Klein and Anthony V. Cosentino, and each of them acting individually, as the true and lawful attorneys and agents of the undersigned, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of September, 2014.

/s/ Timothy J. Stolly
Timothy J. Stolly